EQ Advisors TrustSM

EQ/JPMorgan Growth Allocation Portfolio1 – Class IB Shares

Summary Prospectus dated May 1, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2019, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2018, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your Contract, from your financial intermediary, or from the Portfolio. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a Contractholder, you may elect to receive the Portfolio’s shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolio’s shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a Contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolio that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your Contract (if you are a Contractholder) or all Portfolios held with the fund complex (for other shareholders).

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Growth Allocation Portfolio	Class IB Shares
Management Fee	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses*	0.30%
Acquired Fund Fees and Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.41%
Fee Waiver and/or Expense Reimbursement†	–0.21%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$426	$751	$1,673

[1]	Effective February 19, 2019, AXA/JPMorgan Strategic Allocation Portfolio was renamed EQ/JPMorgan Growth Allocation Portfolio.

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PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy:

Under normal market conditions, the Portfolio will invest primarily in a combination of exchange-traded funds (“ETFs”), futures contracts, and individual equity and fixed income securities that provide exposure to global equity markets and U.S. Treasuries. By adjusting investment exposure among the various equity and fixed income asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

Strategic Long-Term Asset Allocation. Under normal market conditions, it is expected that the Portfolio’s strategic long-term asset allocation will be approximately 65% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 35% in fixed income securities (or financial instruments that provide investment exposure to such securities), including cash equivalents. The actual percentage allocations at any time may vary. In monitoring and strategically adjusting the Portfolio’s exposures and weightings among the various asset classes, the Sub-Adviser draws on the quantitative analysis and qualitative insights produced by dedicated research and strategy teams that support the investment process.

Risk Managed Asset Allocation. The Sub-Adviser may decrease the Portfolio’s equity exposure to approximately 20% of net assets, and may increase the Portfolio’s fixed income exposure to approximately 80% of net assets, based on a quantitatively-driven risk management framework, described below. However, under normal market conditions, the Portfolio’s net allocation to equity or fixed income securities will not increase or decrease by more than 5% of net assets in a day.

Equity Asset Classes. The Portfolio’s equity allocation will be invested in the following equity asset classes: U.S. Large Cap Equity, U.S. Small Cap Equity, United Kingdom Equity, European Equity, and Japanese Equity. The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), the Russell 2000 Index (“Russell 2000 Index”), the FTSE 100 Index, the DJ EuroSTOXX 50 Index, and the TOPIX Index, respectively, and in ETFs and futures contracts that provide exposure to these indexes and substantially similar indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. As of December 31, 2018, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $2.3 billion to $779.7 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 Index, from $7.9 million to $6.2 billion; in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $4.4 billion to $165.07 billion; in the DJ EuroSTOXX 50 Index, which represents the performance of the 50 largest companies in 11 Eurozone countries, from $8.4 billion to $149.1 billion; and in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from $15.4 million to $190.5 billion (approximately 2000 companies). Each of these indexes is weighted by market capitalization. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return.

Fixed Income Asset Class. The Portfolio’s fixed income allocation will be invested in the U.S. Treasuries asset class. The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Bloomberg Barclays Intermediate U.S. Treasury Index and in ETFs and futures contracts that provide exposure to the index. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the index. The Bloomberg Barclays Intermediate U.S. Treasury Index is a market-value weighted index that measures U.S. dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury that have a remaining maturity between 1 and 10 years (approximately 213 components).

Indexing Strategy. The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio may use a replication technique or sampling approach to execute its indexing strategy. Circumstances under which the Sub-Adviser may use a sampling approach to execute the indexing strategy include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to track the performance (before fees and expenses) of the relevant index; where the relevant index contains component securities too numerous to purchase or sell efficiently; or in instances when a component security becomes temporarily illiquid, unavailable, or less liquid. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Each index sponsor has its own method for periodically rebalancing the index by adding, removing or rebalancing the index components to take into account market changes.

Risk Management Framework. The risk management framework integrates quantitative momentum and volatility models and signals to make systematic adjustments to the Portfolio’s strategic long-term asset allocation in order to determine a risk managed asset allocation.

Momentum Indicators. Momentum is the tendency of investments to exhibit persistence in their performance. The Sub-Adviser uses momentum signals to identify adverse market environments. The Sub-Adviser believes that negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre-set threshold determined by the Sub-Adviser based on its proprietary momentum-based model, the Sub-Adviser will reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the

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negative momentum. To reduce the Portfolio’s exposure to a particular asset class, the Sub-Adviser will primarily use derivatives, but may also sell physical securities. The Sub-Adviser may reduce the Portfolio’s exposure to a particular asset class to 0% if the momentum indicator becomes sufficiently negative for that asset class. The Sub-Adviser will reestablish the Portfolio’s exposure to an asset class once the market environment improves and momentum strengthens to surpass a pre-set threshold determined by the Sub-Adviser based on its proprietary model.

Volatility Indicators. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. To implement volatility management, the Sub-Adviser will monitor forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. When the forecasted volatility is expected to exceed a pre-set threshold determined by the Sub-Adviser based on its proprietary volatility-based model, the Sub-Adviser will attempt to reduce the volatility below the threshold. To attempt to reduce the volatility, the Sub-Adviser will primarily use derivatives, but may also sell physical securities. The Sub-Adviser may use these methods as often as daily to reduce the Portfolio’s expected volatility level. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially above or below the pre-set threshold. During such times, the Portfolio’s overall equity exposure may deviate significantly from its strategic asset allocation and could be substantially less than 65% of the Portfolio’s assets. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

Use of Derivative Instruments. The Portfolio may invest in derivative instruments, including futures contracts and other instruments, for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of implementing the risk management framework) without having to purchase or sell underlying investments. For example, when the level of market volatility is increasing, the Sub-Adviser may attempt to limit the Portfolio’s equity exposure by closing existing long exchange-traded futures contracts, selling exposures that are derived using ETFs, shorting or selling long futures positions on an index or, in the case where physical securities are held, selling exchange-traded futures contracts. The Portfolio may also invest in derivative instruments to seek enhanced returns from certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded equity index, U.S. Treasury and currency futures. The Portfolio may also invest in currency forwards. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivative strategies.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Portfolio will use derivatives to obtain and manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the risk management strategies, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio

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may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted

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by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline,

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the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid-cap and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

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Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future.

Volatility Management Risk: Although the Sub-Adviser’s risk management framework is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may not work as intended and may result in losses by the Portfolio or periods of underperformance, including during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. Because the characteristics of many securities change as markets change or time passes, the result of the risk management framework will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques (such as using futures to manage equity exposure) in an efficient manner. The result of the risk management framework also will be subject to the Sub-Adviser’s ability to correctly assess future market conditions as indicated by momentum signals. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the strategy in a timely manner or at all. The risk management framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions based on the models or signals may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The Sub-Adviser from time to time may make changes to its models or signals that do not require shareholder notice. Moreover, volatility management techniques may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, the use of derivatives in connection with the risk management framework may expose the Portfolio to different and potentially greater risks than if it had only invested in the underlying investments. Futures contracts and other instruments used in connection with the risk management framework are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2018 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.02% (2018 3rd Quarter)	–8.16% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/JPMorgan Growth Allocation Portfolio — Class IB Shares (Inception Date: November 13, 2017)	–4.73%	–2.79%
65% MSCI World 100% Hedged to USD (Net) Index/35% Bloomberg Barclays U.S. Intermediate Treasury Index (reflects no deduction for fees, expenses, or taxes)	–3.64%	–1.76%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	–4.38%	–0.72%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	1.43%	1.15%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	November 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	November 2017

Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Feser, CFA®	Managing Director of JPMorgan	November 2017
Grace Koo	Executive Director of JPMorgan	November 2017
Matthew Cummings, CFA®	Vice President of JPMorgan	November 2017

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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